Exhibit 99.1

           SONUS NETWORKS REPORTS 2006 THIRD QUARTER FINANCIAL RESULTS

   SONUS ACHIEVES RECORD QUARTER WITH STRONG REVENUE GROWTH; COMPANY PROVIDES
      UPDATE ON VOLUNTARY REVIEW OF HISTORICAL STOCK OPTION GRANT PRACTICES

    CHELMSFORD, Mass., Nov. 6 /PRNewswire-FirstCall/ -- Sonus Networks, Inc. (Nasdaq: SONS), a leading supplier of service provider Voice over IP (VoIP) infrastructure solutions, today reported its revenue results for the third quarter ended September 30, 2006. The Company also reported that its Audit Committee has completed the previously announced voluntary review of the Company's practices with respect to historical employee stock option grants since its Initial Public Offering (IPO) and, based on its preliminary evaluation of the accounting impact of this review, the Company has determined that it will restate its historical financial statements to make any necessary accounting adjustments.

    Revenues for the third quarter of fiscal 2006 were $75 million. Cash, cash equivalents and investments increased by $27 million during the third quarter of 2006 and by $21 million year-over-year to $346 million.

    "We are very pleased with our record financial performance in the third quarter, which reflects our market leadership with an expanding customer base, compelling technology solutions and focused execution on meeting the growing market for scalable and reliable IP voice solutions," said Hassan Ahmed, chairman and CEO, Sonus Networks. "Our dynamic innovation and vision for the future of next generation communications is advancing our leadership position in the market. With 4 out of 5 of the world's largest network operators relying on Sonus solutions as a foundation for their next generation voice networks and numerous large-scale deployments underway globally, Sonus has become a preeminent provider of field-proven, carrier-class IP voice networks in the industry."

    Non-GAAP Financial Metrics Highlights:

    The Company is not providing detailed GAAP or non-GAAP financial results for the quarter at this time because the Company has not yet determined the accounting impact from its previously disclosed voluntary review of the processes by which it has historically issued and accounted for employee stock options. The preliminary, non-GAAP financial metrics noted below do not include associated stock-based compensation expense or any impact that may result from the stock option review.

    *  Nine month revenue exceeded total revenue for fiscal year 2005;
    *  Third quarter gross margins were consistent with our performance in Q2;
    * Third quarter operating expenses decreased modestly as a percentage of revenue and included $2 million related to the voluntary stock option review;
    * Third quarter net income increased meaningfully from the second quarter of 2006;
    *  Deferred revenue as of September 30, 2006 was $81 million;
    * Finally, cash, cash equivalents, marketable securities and long-term investments as of September 30, 2006 were a record $346 million.

    Third Quarter Fiscal 2006 Business Highlights:

    In Q3 2006, Sonus continued to expand its presence with tier one customers around the world. During the quarter, Sonus announced that Cingular Wireless, the nation's largest wireless provider, expanded its Sonus-based network. In addition, Cable and Wireless International announced a multi-country deployment of Sonus' IP Multimedia Subsystem (IMS)-ready architecture to support a robust next generation voice network. Sonus' success with tier one operators underscores the scalability and reliability that are the hallmark of Sonus' IMS-ready architecture, and the Company's ability to service and support some of the world's largest deployments of IP-based networks.

    Sonus also significantly expanded its market footprint through a distribution agreement with EMBARQ Logistics, Embarq's deployment, distribution and logistics division. EMBARQ Logistics is now including Sonus' products in its portfolio of solutions designed for the local and core IP telephony market. Sonus also teamed with NVision Group, a market-leading Russian system integrator, to address burgeoning market opportunities with service providers throughout Russia and the members of the Commonwealth of Independent States
(CIS), which includes Armenia, Azerbaijan, Belarus, Georgia, Kazakhstan, Kyrgyzstan, Moldova, Russia, Tajikistan, Ukraine, and Uzbekistan. By employing strategic reseller agreements with leading technology partners and systems integrators, Sonus is able to cost-effectively grow its presence in certain segments of the market and geographies where emerging opportunities exist.

    Sonus continued to extend its legacy of innovation, introducing the latest generation of its Network Border Switch (NBS). The new NBS was designed specifically to provide carrier-class IP-peering and security capability to both smaller IP-based voice networks and to less-densely populated regions of larger IP-based networks. Unlike traditional peering and security products such as Session Border Controllers (SBCs), Sonus' NBS delivers a unique solution that combines session control, PSTN gateway services and security into a single, high performance, carrier-class system. Sonus also released the latest version of its carrier class billing platform, the Sonus Insight Management System(TM), enabling network operators to further streamline the integration of next generation applications with existing Operational Support Systems (OSS).

    Sonus' technology leadership and continued success with network operators around the world earned the Company a leading market share position worldwide, as well as in the world's most advanced markets, the United States and Japan, according to Synergy Research Group and Infonetics Research. During the third quarter, Sonus also surpassed several critical traffic milestones. In aggregate, Sonus-based networks have carried more than a half trillion minutes of IP-based voice traffic. In August 2006 alone, Sonus-based networks carried approximately 25 billion minutes of IP voice traffic, representing an approximately 75% increase compared to August 2005. According to iLocus research, with more than a third of all IP-based voice traffic running on Sonus-based networks, Sonus carries approximately three times more traffic than any other vendor.

    Helping to further propel the adoption of IP-based voice technologies throughout the industry, Sonus has continued to drive interoperability and standards initiatives. The Sonus Open Services Partner Alliance, the industry's largest interoperability and Session Initiation Protocol (SIP) testing organization, added a new program to streamline the delivery of SIP-based products and services into the rapidly evolving voice market. The Sonus Interoperability Certification Program leverages the University of New Hampshire Interoperability Lab (UNH-IOL) to conduct extensive testing and ensure the seamless integration of industry-leading products with Sonus' IMS-ready architecture.

    "Sonus' financial performance for the first nine months of 2006 demonstrates our clear leadership position in the industry. We have outperformed the market with impressive revenue growth and increasing customer activity, while generating increased non-GAAP profitability for our shareholders. We believe that the industry trends that have resulted in our strong growth this year will continue. These market factors combined with our unique solutions and focused execution will enable Sonus to maintain its leadership position and continue to grow in the coming year," concluded Ahmed.

    Voluntary Stock-based Compensation Review:

    The Company today reported that its Audit Committee has completed the previously announced voluntary review of the Company's historical stock option grant practices with respect to options granted since its IPO. Based on that review, the Company has reached a preliminary conclusion that the appropriate measurement dates for financial accounting purposes of certain stock option grants, primarily in fiscal years 2000 to 2003, differ from the recorded grant dates of those awards. The Company also announced that the review identified no improper conduct or violation of Company policies by any member of the Company's current management.

    While the Company's internal review of stock option grant practices is now complete, the evaluation of the accounting impact resulting from the change in measurement dates for certain stock option grants is still ongoing. The Company has not yet determined the amount of the non-cash, stock-based compensation charges or related tax impacts that will result from these changes. However, the Company's Audit Committee has concluded, upon consulting with management and independent advisors, that the additional non-cash charges for stock-based compensation expense will be material with respect to certain fiscal periods and that the Company will therefore restate certain historical financial statements to record the additional stock-based compensation expense, related tax impacts and any other unrecorded adjustments previously determined to be immaterial.
The Company is still reviewing which specific periods will require restatement.

    The Company today filed a Form 8-K with the Securities and Exchange Commission stating that the financial statements, related notes and selected financial data and all financial press releases and similar communications issued by the Company and the related reports of independent registered public accounting firms relating to fiscal periods 2000 through 2005 and the first and second quarters of 2006 should no longer be relied upon.

    NASDAQ Listing Update

    As previously announced, the Company received a NASDAQ Staff Determination letter on August 14, 2006, indicating that the Company is not in compliance with the NASDAQ continued listing requirements set forth in Marketplace Rule 4310(c)
(14). The Determination letter relates to the delay previously announced by the Company in the filing of its Form 10-Q for the fiscal quarter ended June 30, 2006. On September 27, 2006, the Company appeared before the NASDAQ Qualifications panel to present a plan for regaining compliance. The panel has not yet rendered a decision. The Company is committed to completing the accounting review of the changes in measurement dates as expeditiously as possible and to prepare and file its Form 10-Qs for the second and third quarters of 2006 and any required restated financial statements as soon as practicable.

    Further, the Company will not complete this review in time for the Company to file by November 9, 2006 its Form 10-Q for the quarter ended September 30, 2006. As a result, the Company intends to file a Form 12b-25 with the Securities and Exchange Commission stating that it will be unable to file its Form 10-Q until its review has been completed.

    As previously announced, the Company will be hosting a conference call today, November 6, 2006, at 4:45 pm Eastern time to discuss its business performance in the third quarter of fiscal 2006.

    Date: Monday, November 6, 2006
    Time: 4:45 pm Eastern
    To listen via telephone:
    Dial-in number: (800) 709-0219
    International Callers: (415) 537-1852

    To listen via the Internet:

    Sonus will host a live webcast of the conference call. To access the webcast, visit http://www.sonusnet.com, Corporate, Investor Relations.

    Replay:

    A telephone playback of the call will be available following the conference and can be accessed by calling (800) 633-8284 or for international callers, please call (402) 977-9140. The reservation number for the replay is 21306001. The telephone playback will be available through Monday, November 20, 2006.

    A replay of the webcast will be also available on the Sonus Networks Investor Relations site through Tuesday, November 6, 2007. To access the replay of the webcast, visit http://www.sonusnet.com, Corporate, Investor Relations.

    About Sonus Networks

    Sonus Networks, Inc. is a leading provider of voice over IP (VoIP) infrastructure solutions for wireline and wireless service providers. With its comprehensive IP Multimedia Subsystem (IMS) solution, Sonus addresses the full range of carrier applications, including residential and business voice services, wireless voice and multimedia, trunking and tandem switching, carrier interconnection and enhanced services. Sonus' voice infrastructure solutions are deployed in service provider networks worldwide. Founded in 1997, Sonus is headquartered in Chelmsford, Massachusetts. Additional information on Sonus is available at http://www.sonusnet.com.

    This release may contain forward-looking statements regarding future events that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. Readers are referred to Item 1A "Risk Factors" of Sonus' Quarterly Report on Form 10-Q dated May 8, 2006, filed with the SEC, which identifies important risk factors that could cause actual results to differ from those contained in the forward-looking statements. Risk factors include among others: the impact of material weaknesses in our disclosure controls and procedures and our internal control over financial reporting on our ability to report our financial results timely and accurately; the unpredictability of our quarterly financial results; risks and uncertainties associated with the Company's announced review of its historical stock option grants and accounting, including any potential impact on the Company's financial statements or results, any tax liabilities or penalties, the Company's inability to timely report with the Securities and Exchange Commission, the Company's potential inability to meet NASDAQ requirements for continued listing, potential investigations, regulatory actions or litigation arising out of the review or any restatement; risks associated with our international expansion and growth; consolidation in the telecommunications industry; and potential costs resulting from pending securities litigation against the company. Any forward-looking statements represent Sonus' views only as of today and should not be relied upon as representing Sonus' views as of any subsequent date. While Sonus may elect to update forward-looking statements at some point, Sonus specifically disclaims any obligation to do so.

    Sonus is a registered trademark of Sonus Networks, Inc. All other company and product names may be trademarks of the respective companies with which they are associated.

    This release includes certain non-GAAP financial results to assist investors and analysts in assessing our periodic operating results. The non-GAAP financial results exclude non-cash stock-based compensation expense. Non-GAAP financial results are not a substitute for GAAP results.

    Sonus uses non-GAAP financial results internally as an alternative means for assessing our results of operations. By excluding a non-cash charge such as stock-based compensation, Sonus can evaluate its operations excluding this non-cash charge and can compare its results on a more consistent basis to the results of other companies in the industry and to its operations in prior quarters where it did not include stock-based compensation expense under FAS123(R) in its GAAP results. For its internal budgeting and planning, Sonus' management uses financial statements that do not include employee stock-based compensation. Sonus' management also uses the foregoing non-GAAP results, in addition to the corresponding GAAP results, in determining objectives for compensation and bonus programs or reviewing the financial performance of Sonus. Non-GAAP financial results that exclude stock-based compensation expense also provide useful information to investors and analysts to more readily compare the Company's operations to prior financial results and to the financial results of other companies in the industry who similarly exclude stock-based compensation expense in non-GAAP results to investors and analysts. Because we have historically reported results that exclude stock- based compensation under FAS123(R) to the investment community, we believe the inclusion of non-GAAP numbers provides consistency in our financial reporting. We intend to continue to assess the potential value of reporting non-GAAP results consistent with applicable rules and regulations.

    For more information, please contact:
    Investor Relations:            Media Relations:
    Jocelyn Philbrook              Sarah McAuley
    978-614-8672                   212-699-1836
    jphilbrook@sonusnet.com        smcauley@sonusnet.com

SOURCE  Sonus Networks, Inc.
    -0-                             11/06/2006
    /CONTACT: Investor Relations: Jocelyn Philbrook, +1-978-614-8672, jphilbrook@sonusnet.com, or Media Relations: Sarah McAuley, +1-212-699-1836, smcauley@sonusnet.com, both of Sonus Networks/
    /Web site: http://www.sonusnet.com /
    (SONS)